SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JUNE 28, 2001
                        (Date of Earliest Event Reported)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-29764



       Delaware                                          51-0376469
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


          300 Delaware Avenue
               Suite 303
          Wilmington, Delaware                                  19801
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (302) 427-5715


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Item 5.    Other Events

                     On June 28, 2001, ISP Chemco Inc., an indirect wholly owned subsidiary of International Specialty Products Inc. ("ISP"), and three other indirect wholly owned subsidiaries of ISP completed a private placement of $205.0 million aggregate principal amount of 10.25% senior subordinated notes due 2011. The notes were guaranteed by substantially all of the domestic subsidiaries of ISP Chemco Inc. In a related transaction, those four subsidiaries also entered into new $450 million senior secured credit facilities, the initial borrowings of which were used to repay amounts outstanding under their existing credit facility. The credit facilities are secured by a first-priority security interest in substantially all of the assets of ISP Chemco Inc. and its subsidiaries and are guaranteed by the same subsidiaries that guaranteed the notes. A copy of the press release announcing this transaction is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

                     In connection with those transactions, ISP also completed a restructuring of its business in order to separate its investment assets from its specialty chemicals business. As part of the restructuring, ISP transferred all of its investment assets to a newly formed parent company of ISP Chemco, Newco Holdings Inc., which, in turn, transferred those assets to Newco Holdings' newly formed subsidiary, ISP Investco LLC. The restructuring was designed to simplify and rationalize ISP's operating structure and to position ISP as a pure-play specialty chemicals company. As a result of the restructuring, ISP Chemco's assets consist solely of those related to ISP's specialty chemicals business.

                     The senior subordinated notes were sold to qualified institutional buyers in reliance on Rule 144A and outside the United States in compliance with Regulation S under the Securities Act of 1933. The senior subordinated notes were not registered under the Securities Act of 1933 and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


           (a)     Financial Statements of Business Acquired.

                   Not applicable.

           (b)     Pro Forma Financial Information.

                   Not applicable.

           (c)     Exhibits.

                   99.1    Press Release issued June 28, 2001.



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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL SPECIALTY PRODUCTS INC.

                                       By: /s/ Randall R. Lay
                                           ------------------------------------
                                           Name: Randall R. Lay
                                           Title: Executive Vice President and
                                                   Chief Financial Officer

Date: June 28, 2001










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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press Release issued June 28, 2001.














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